BILL OF SALE AND AGREEMENT

THIS BILL OF SALE AND AGREEMENT is made and entered into this 1st Day of July, 2006, by and between Texas Energy, Inc., a Nevada Corporation ("Seller") and Sundial Resources, a ________________________________ ("Buyer"), as follows:

WITNESSETH:

WHEREAS, Seller represents that Seller is the owner of the property and equipment located on the wells and listed in Exhibit "A" attached hereto and made a part hereof.

WHEREAS, Buyer desires to acquire, and Seller desires to sell to Buyer, all materials, fixtures, equipment, and other personal property located in on or appurtenant to said wells and property (hereinafter sometimes referred to as "Said Property");

NOW THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller does hereby grant, bargain, sell, transfer, and convey unto Buyer all of materials, fixtures, equipment, and other personal property located in, on or appurtenant to Said Property.

1. Buyer agrees by accepting this Bill of Sale, to assume responsibility for the well bores and the risk, cost and expense of future operations, including plugging and abandoning the well bores. Buyer agrees for himself, his heirs and assigns, that it shall, in a timely and good and workmanlike manner and at this sole risk and expense, properly plug and abandon the above described wells and promptly thereafter remove all the Said Property from the premises and restore the surface around the well to its natural condition, all in accordance with the terms of the applicable leases and the rules and regulations of any governmental agency of authority having jurisdiction thereof.

2. Buyer, for itself, its heirs and assigns, shall indemnify, defend, and hold Seller, Seller's agents and employees harmless from and against any and all loss, cost, expense, and claims for damages of every kind and character to persons or property arising out of, or in connection with, the operations conducted by Buyer.

3. Except as specifically stated in this contract, Seller hereby specifically disclaims any warranty, guaranty, or representation, oral or written, past, present, or future, as to, or concerning (I) the nature and condition of Said Property, (II) the manner, construction, condition and state of repair or lack of repair of any improvements located thereon, the nature and extent of any right-of-way, lease lien, encumbrance, license, reservation, condition or otherwise, and (III) the compliance of Said Property with any laws, rules, ordinances or regulations of any government or other body.

4. The conveyance of Said Property as provided for herein is made on an "AS IS" basis, and Buyer expressly acknowledges, warrants, and represents to Seller that no representations have been made by Seller, its agents, or employees in order to induce Buyer to enter into this Bill of Sale and Agreement other than as expressly stated herein.
5. Assignor and Assignee hereby agree to execute any document reasonably necessary to effectuate this transaction. Said documents may include a clarification of legal descriptions, lease descriptions, property descriptions, and/or personal property descriptions.

6. This Assignment is made without warranty of title, express or implied.

7.  When the context requires, singular nouns and pronouns include the plural.

THIS INSTRUMENT may be executed in any number of counterparts, each of which shall be considered as an original for all purposes.

IN WITNESS WHEREOF: the parties hereto have executed this Bill of Sale and Agreement the day year first hereinabove written, but effective as the 1st day of July, 2006.

BUYER: Sundial Resources		SELLER: Texas Energy, Inc.

By:	, its	By:	, its

THE STATE OF TEXAS COUNTY OF JACK

BEFORE ME, the undersigned authority, on this day personally appeared __________________, known to me to be the identical person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

NOTARY PUBLIC, STATE OF TEXAS

STATE OF TEXAS COUNTY OF JACK

BEFORE ME, the undersigned authority, on this day personally appeared __________________, known to me to be the identical person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

NOTARY PUBLIC, STATE OF TEXAS